                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
                           (Filed pursuant to Rule 433; SEC File No. 333-125845)
--------------------------------------------------------------------------------

                           RAMP SERIES 2006-NC2 TRUST

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2006-NC2

                           $745,180,000 (APPROXIMATE)

                               Subject to Revision

                   February 23, 2006 - Free Writing Prospectus

THE DEPOSITER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE DEPOSITER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE
BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE
DEPOSITER OR ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL
ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING
1-212-834-4154 (COLLECT CALL) OR BY EMAILING RANDALL OUTLAW AT
RANDALL.OUTLAW@JPMORGAN.COM.

The certificates referred to in these materials are being sold when, as and if issued. The issuing entity is not obligated to issue such certificates or any similar security and the underwriter's obligation to deliver such certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such certificates when, as and if issued by the issuing entity. You are advised that the terms of the certificates, and the characteristics of the mortgage pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such certificates to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such certificates, the underwriter will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the certificates, supersedes any information contained in any prior similar materials relating to the certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the certificates referred to in this free writing prospectus and to solicit an offer to purchase the certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the certificates, until we have accepted your offer to purchase certificates.

Copyright 2006 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan
Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.
Clients should contact analysts and execute transactions through a JPMorgan
Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
                           (Filed pursuant to Rule 433; SEC File No. 333-125845)
--------------------------------------------------------------------------------

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

FREE WRITING PROSPECTUS

PART II OF II

$745,180,000 (APPROXIMATE)

RAMP SERIES 2006-NC2 TRUST
Issuing Entity

NEW CENTURY MORTGAGE CORPORATION AND HOME 123 CORPORATION
Originators

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer and Sponsor

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-NC2

February 23, 2006

EXPECTED TIMING:    Pricing Date:              On or about February 27, 2006
                    Settlement Date:           On or about March 2, 2006
                    First Payment Date:        March 27, 2006

STRUCTURE:          Fixed and ARMs:            $745,180,000 senior/subordinate structure
                    Rating Agencies:           S&P and Moody's

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

                                                  TOTAL COLLATERAL SUMMARY

----------------------------------------------------------------------------------------------------------------------------
SUMMARY STATISTICS                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------

Aggregate Current Principal Balance                                    $766,388,468
Number of Mortgage Loans                                                  3,864
                                                                                               MINIMUM              MAXIMUM
                                                                                               -------              --------
Average Current Principal Balance                                        $198,341              $29,989              $856,000
Weighted Average Original Loan-to-Value                                   80.83%                17.00%               100.00%
Weighted Average Mortgage Rate                                            7.956%                5.150%               13.850%
Weighted Average Net Mortgage Rate                                        7.488%                4.725%               13.300%
Weighted Average Note Margin                                              6.091%                3.790%                8.200%
Weighted Average Maximum Mortgage Rate                                   14.974%               12.150%               19.300%
Weighted Average Minimum Mortgage Rate                                    7.989%                5.300%               12.300%
Weighted Average Term to Next Rate Adjustment Date (months)                 26                    12                    35
Weighted Average Remaining Term to Stated Maturity (months)                357                   118                   359
Weighted Average Credit Score                                              624                   500                   813

------------------------------------------------------------------------------------------------------

Product type                                         Occupancy Status
   Hybrid ARM                  77.89%                   Primary Residence                     89.24%
   Fixed                       22.11%                   Non Owner Occupied                     7.58%
                                                        Second/Vacation                        3.18%
Lien
   First                       97.65%                Documentation Type
   Second                       2.35%                   Full Documentation                    56.95%
                                                        Reduced Documentation                 43.05%
Property Type
Single-family Detached         80.58%                Loans with Prepayment penalties          74.09%
Attached PUD                    2.11%
Detached PUD                   10.81%
Condo under 5 Stories           6.23%
Mid Rise Condo                  0.01%                Interest Only Percentage                 19.52%
Condo over 8 Stories            0.06%
Townhouse / Rowhouse            0.21%                Loans serviced by Homecomings           100.00%

------------------------------------------------------------------------------------------------------

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
LIEN POSITION                           LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

First Lien                              3,612         748,405,414         97.65       207,200          624             80.37
Second Lien                               252          17,983,054          2.35        71,361          657             99.84
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PRODUCT TYPE                            LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

2/28 ARM                                 1153         216,514,212         28.25       187,783          621             81.55
2/28 ARM IO                               417         125,613,128         16.39       301,231          650             81.21
2/28 ARM 30/40 Balloon                    378         102,029,192         13.31       269,918          623             80.57
3/27 ARM                                  387          64,762,424          8.45       167,345          604             80.72
3/27 ARM IO                                76          24,003,878          3.13       315,841          634             82.61
3/27 ARM 30/40 Balloon                    271          64,044,626          8.36       236,327          584             80.39
10yr FRM                                    3             214,582          0.03        71,527          622             74.15
15yr FRM                                   39           4,092,696          0.53       104,941          636             65.53
20yr FRM                                   31           3,740,319          0.49       120,655          623             73.08
25yr FRM                                    3             201,617          0.03        67,206          637             72.65
30yr FRM                                 1006         140,161,422         18.29       139,325          634             80.44
30/40 Fixed Balloon                       100          21,010,373          2.74       210,104          628             79.20
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
CREDIT SCORE RANGE                      LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

500 - 519                                  98          17,529,080          2.29       178,868          511             75.46
520 - 539                                 135          22,762,114          2.97       168,608          530             75.90
540 - 559                                 262          47,506,719          6.20       181,323          552             80.01
560 - 579                                 338          58,811,233          7.67       173,998          569             78.85
580 - 599                                 564         101,630,312         13.26       180,196          589             80.03
600 - 619                                 554         101,062,533         13.19       182,423          609             81.58
620 - 639                                 603         122,484,912         15.98       203,126          629             81.47
640 - 659                                 533         114,091,289         14.89       214,055          649             81.39
660 - 679                                 319          69,187,243          9.03       216,888          668             81.33
680 - 699                                 215          53,425,316          6.97       248,490          689             82.36
700 - 719                                  97          24,220,316          3.16       249,694          709             83.47
720 - 739                                  67          16,425,178          2.14       245,152          729             81.57
740 - 759                                  53          11,245,365          1.47       212,177          748             82.08
760 or Greater                             26           6,006,859          0.78       231,033          773             83.79
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
ORIGINAL MORTGAGE LOAN BALANCE ($)      LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

0 to 100,000                            1,011          73,756,354          9.62        72,954          615             83.12
100,001 to 200,000                      1,396         203,437,300         26.54       145,729          612             79.77
200,001 to 300,000                        694         172,193,621         22.47       248,118          623             80.33
300,001 to 400,000                        415         143,594,918         18.74       346,012          630             80.74
400,001 to 500,000                        216          97,501,593         12.72       451,396          634             81.51
500,001 to 600,000                         95          51,527,683          6.72       542,397          652             81.75
600,001 to 700,000                         31          19,617,548          2.56       632,824          632             82.62
700,001 to 800,000                          2           1,451,551          0.19       725,775          589             69.97
800,001 to 900,000                          4           3,307,900          0.43       826,975          704             84.89
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
NET MORTGAGE RATES (%)                  LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

4.500 to 4.999                              2             422,686          0.06       211,343          644             71.07
5.000 to 5.499                             36          12,746,563          1.66       354,071          646             79.14
5.500 to 5.999                            153          45,460,305          5.93       297,126          650             75.81
6.000 to 6.499                            349          88,684,114         11.57       254,109          643             78.15
6.500 to 6.999                            573         128,953,082         16.83       225,049          633             78.32
7.000 to 7.499                            680         147,801,428         19.29       217,355          622             79.69
7.500 to 7.999                            602         116,023,924         15.14       192,731          621             81.10
8.000 to 8.499                            500          86,335,737         11.27       172,671          611             83.08
8.500 to 8.999                            321          55,468,908          7.24       172,800          609             84.34
9.000 to 9.499                            291          49,406,864          6.45       169,783          603             85.67
9.500 to 9.999                            114          14,016,000          1.83       122,947          596             86.17
10.000 to 10.499                           94           9,371,248          1.22        99,694          627             91.80
10.500 to 10.999                           57           5,162,027          0.67        90,562          622             90.04
11.000 to 11.499                           48           3,371,156          0.44        70,232          615             95.19
11.500 to 11.999                           35           2,697,303          0.35        77,066          633             96.41
12.000 to 12.499                            6             288,180          0.04        48,030          632            100.00
12.500 to 12.999                            1              83,981          0.01        83,981          656            100.00
13.000 to 13.499                            2              94,963          0.01        47,482          619             98.42
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
MORTGAGE RATE (%)                       LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

5.000 to 5.499                              2             422,686          0.06       211,343          644             71.07
5.500 to 5.999                             52          19,359,068          2.53       372,290          648             79.02
6.000 to 6.499                            180          48,548,010          6.33       269,711          652             74.81
6.500 to 6.999                            411         103,827,641         13.55       252,622          643             77.86
7.000 to 7.499                            526         116,704,147         15.23       221,871          634             79.28
7.500 to 7.999                            741         159,863,851         20.86       215,741          622             79.82
8.000 to 8.499                            476          88,947,984         11.61       186,866          614             81.11
8.500 to 8.999                            526          91,825,480         11.98       174,573          612             83.24
9.000 to 9.499                            278          47,915,384          6.25       172,357          607             83.59
9.500 to 9.999                            310          53,648,223          7.00       173,059          602             85.83
10.000 to 10.499                          106          12,719,128          1.66       119,992          595             86.41
10.500 to 10.999                          104          10,710,995          1.40       102,990          623             91.34
11.000 to 11.499                           55           5,000,514          0.65        90,918          623             92.14
11.500 to 11.999                           52           3,671,163          0.48        70,599          614             92.49
12.000 to 12.499                           32           2,432,618          0.32        76,019          632             96.02
12.500 to 12.999                           10             612,630          0.08        61,263          639            100.00
13.000 to 13.499                            1              83,981          0.01        83,981          656            100.00
13.500 to 13.999                            2              94,963          0.01        47,482          619             98.42
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
ORIGINAL LTV RATIO (%)                  LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

0.01 to 50.00                             104          16,661,505          2.17       160,207          620             40.21
50.01 to 55.00                             53           8,686,714          1.13       163,900          598             53.32
55.01 to 60.00                             83          16,934,838          2.21       204,034          617             58.51
60.01 to 65.00                            129          26,159,629          3.41       202,788          603             63.72
65.01 to 70.00                            151          30,408,087          3.97       201,378          591             69.03
70.01 to 75.00                            258          51,077,473          6.66       197,975          610             73.93
75.01 to 80.00                          1,431         309,860,258         40.43       216,534          636             79.80
80.01 to 85.00                            416          85,281,042         11.13       205,003          599             84.64
85.01 to 90.00                            739         149,874,808         19.56       202,808          625             89.75
90.01 to 95.00                            229          50,091,810          6.54       218,742          639             94.79
95.01 to 100.00                           271          21,352,303          2.79        78,791          657            100.00
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
STATE                                   LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Alabama                                    27           2,737,108          0.36       101,374          594             86.52
Alaska                                      5           1,201,765          0.16       240,353          626             89.62
Arizona                                   154          28,586,212          3.73       185,625          629             80.47
Arkansas                                   35           3,739,794          0.49       106,851          618             82.87
California                                751         241,483,000         31.51       321,549          639             79.74
Colorado                                   68          10,799,837          1.41       158,821          610             82.56
Connecticut                                45           8,904,150          1.16       197,870          618             81.36
Delaware                                    5             773,636          0.10       154,727          596             76.48
District Of Columbia                        1             388,000          0.05       388,000          594             72.00
Florida                                   486          84,308,023         11.00       173,473          617             80.58
Georgia                                   109          15,561,804          2.03       142,769          602             85.38
Hawaii                                     54          15,290,523          2.00       283,158          648             78.74
Idaho                                      24           3,199,807          0.42       133,325          607             81.44
Illinois                                  153          24,417,598          3.19       159,592          620             81.58
Indiana                                    55           5,782,021          0.75       105,128          615             84.83
Iowa                                       27           2,679,044          0.35        99,224          605             83.30
Kansas                                     11           1,444,837          0.19       131,349          584             83.23
Kentucky                                   22           3,027,954          0.40       137,634          597             85.66
Louisiana                                  12           1,229,132          0.16       102,428          608             80.34
Maine                                      46           6,830,375          0.89       148,486          597             80.69
Maryland                                   80          19,185,499          2.50       239,819          604             78.63
Massachusetts                              91          20,746,877          2.71       227,988          603             80.78
Michigan                                   74           9,537,716          1.24       128,888          629             82.92
Minnesota                                  52           9,537,114          1.24       183,406          628             82.04
Mississippi                                21           1,613,899          0.21        76,852          585             83.22
Missouri                                   52           5,942,546          0.78       114,280          607             83.64
Montana                                     5             982,135          0.13       196,427          601             73.38
Nebraska                                   22           2,024,379          0.26        92,017          630             86.02
Nevada                                     70          14,129,623          1.84       201,852          639             82.73
New Hampshire                              20           2,631,168          0.34       131,558          617             77.24
New Jersey                                130          31,355,593          4.09       241,197          614             80.87
New Mexico                                 22           2,715,000          0.35       123,409          600             82.97
New York                                  225          66,363,876          8.66       294,951          634             80.05
North Carolina                             36           4,244,804          0.55       117,911          598             82.17
North Dakota                                1             147,151          0.02       147,151          602             95.00
Ohio                                      137          13,308,945          1.74        97,146          609             86.81
Oklahoma                                   17           1,560,792          0.20        91,811          599             88.35
Oregon                                     54           8,855,214          1.16       163,985          627             84.40
Pennsylvania                              117          14,347,386          1.87       122,627          621             81.79
Rhode Island                               20           4,302,786          0.56       215,139          619             82.54
South Carolina                             46           5,128,591          0.67       111,491          595             84.11
South Dakota                                1             140,925          0.02       140,925          565             85.00
Tennessee                                  77           7,849,363          1.02       101,940          616             82.88
Texas                                     193          20,694,582          2.70       107,226          609             79.49
Utah                                       24           3,873,722          0.51       161,405          616             81.22
Vermont                                     2             131,829          0.02        65,914          602             67.81
Virginia                                   53          10,123,604          1.32       191,011          609             77.70
Washington                                 78          15,370,265          2.01       197,055          607             83.23
West Virginia                               5             620,293          0.08       124,059          574             73.82
Wisconsin                                  47           6,302,391          0.82       134,093          603             79.98
Wyoming                                     2             235,780          0.03       117,890          642             80.00
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
LOAN PURPOSE                            LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Purchase                                1,560         305,258,372         39.83       195,678          647             83.66
Equity Refinance                        2,294         459,818,445         60.00       200,444          610             78.94
Rate/Term Refi                             10           1,311,651          0.17       131,165          609             85.63
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
DOCUMENTATION                           LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Full Documentation                      2,452         436,430,836         56.95       177,990          613             80.87
Reduced Documentation                   1,412         329,957,632         43.05       233,681          639             80.78
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
OCCUPANCY TYPE                          LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Primary Residence                       3,431         683,913,816         89.24       199,334          621             80.42
Non-Owner Occupied                        315          58,091,134          7.58       184,416          646             84.76
Second Home                               118          24,383,518          3.18       206,640          661             82.97
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PROPERTY TYPE                           LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Single Family                           3,153         617,556,260         80.58       195,863          624             80.59
Attached PUD                               80          16,156,091          2.11       201,951          623             81.02
Detached PUD                              379          82,875,796         10.81       218,670          623             82.16
Condo Under 5 Stories                     239          47,747,683          6.23       199,781          636             81.34
Mid-Rise Condo (5-8 Stories)                1              45,637          0.01        45,637          680            100.00
Condo Over 8 Stories                        2             435,449          0.06       217,724          622             84.92
Townhouse/Rowhouse                         10           1,571,553          0.21       157,155          607             86.27
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
CREDIT GRADE                            LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

A4                                      2,249         462,083,379         60.29       205,462          649             81.38
AX                                        295          67,180,723          8.77       227,731          644             83.16
AM                                        471          85,766,504         11.19       182,094          592             80.54
B                                         330          57,561,714          7.51       174,429          572             78.96
C                                         231          42,153,937          5.50       182,485          562             79.29
CM                                        288          51,642,211          6.74       179,313          540             76.63
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PREPAYMENT PENALTY TERM                 LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

None                                    1,072         198,565,854         25.91       185,229          616             82.10
12 Month Prepay                           227          67,183,669          8.77       295,963          637             79.60
24 Month Prepay                         1,522         321,048,900         41.89       210,939          630             81.24
36 Month Prepay                         1,042         179,505,173         23.42       172,270          619             79.15
60 Month Prepay                             1              84,872          0.01        84,872          514             72.00
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
INTEREST ONLY TERM                      LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

None                                    3,371         616,771,462         80.48       182,964          619             80.68
24 Month IO                                 5           1,567,748          0.20       313,550          618             88.45
36 Month IO                                 1             184,351          0.02       184,351          656             90.00
60 Month IO                               487         147,864,907         19.29       303,624          648             81.35
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
NOTE MARGIN (%)                         LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Mortgages                    1,182         169,421,008         22.11       143,334          633             79.75
3.500 to 3.999                              2             271,064          0.04       135,532          677             75.53
5.000 to 5.499                             21           3,887,964          0.51       185,141          637             82.81
5.500 to 5.999                          1,547         332,456,963         43.38       214,904          620             81.84
6.000 to 6.499                            952         230,394,477         30.06       242,011          631             81.09
6.500 to 6.999                             85          16,565,104          2.16       194,884          577             75.67
7.000 to 7.499                             74          12,904,034          1.68       174,379          576             70.51
8.000 to 8.499                              1             487,854          0.06       487,854          630             80.00
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
MAXIMUM MORTGAGE RATE (%)               LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Mortgages                    1,182         169,421,008         22.11       143,334          633             79.75
12.000 to 12.999                           45          16,372,978          2.14       363,844          646             79.69
13.000 to 13.999                          369         101,398,074         13.23       274,792          644             78.66
14.000 to 14.999                          909         221,167,811         28.86       243,309          627             79.89
15.000 to 15.999                          764         149,369,678         19.49       195,510          613             82.49
16.000 to 16.999                          468          90,721,502         11.84       193,849          603             84.60
17.000 to 17.999                          109          15,489,361          2.02       142,104          587             84.97
18.000 to 18.999                           15           2,042,695          0.27       136,180          550             69.66
19.000 to 19.999                            3             405,360          0.05       135,120          590             77.44
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                       10

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
MINIMUM MORTGAGE RATES (%)              LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Mortgages                    1,182         169,421,008         22.11       143,334          633             79.75
5.000 to 5.999                             43          15,436,611          2.01       358,991          644             81.13
6.000 to 6.999                            361         100,769,410         13.15       279,140          645             78.56
7.000 to 7.999                            897         219,478,577         28.64       244,681          627             79.90
8.000 to 8.999                            778         151,815,198         19.81       195,135          613             82.37
9.000 to 9.999                            472          90,897,476         11.86       192,579          603             84.52
10.000 to 10.999                          111          15,775,920          2.06       142,125          584             84.71
11.000 to 11.999                           17           2,388,908          0.31       140,524          560             73.15
12.000 or greater                           3             405,360          0.05       135,120          590             77.44
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
NEXT INTEREST ADJUSTMENT DATE           LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Mortgages                    1,182         169,421,008         22.11       143,334          633             79.75
February 2007                               1             485,017          0.06       485,017          752             90.00
March 2007                                  3             942,431          0.12       314,144          669             92.61
April 2007                                  6           1,073,363          0.14       178,894          653             89.76
May 2007                                    4           1,157,844          0.15       289,461          658             90.34
June 2007                                   3             907,526          0.12       302,509          605             92.22
August 2007                                 1             232,737          0.03       232,737          680             85.00
September 2007                              6           1,008,701          0.13       168,117          584             79.67
October 2007                               14           3,244,767          0.42       231,769          617             77.72
November 2007                              31           7,653,142          1.00       246,876          624             81.63
December 2007                             383          96,316,674         12.57       251,480          624             82.09
January 2008                            1,497         331,367,065         43.24       221,354          631             80.87
May 2008                                    2             302,151          0.04       151,076          630             91.95
September 2008                             10           3,089,318          0.40       308,932          636             84.49
October 2008                               58          13,068,637          1.71       225,321          626             82.42
November 2008                              78          20,406,654          2.66       261,624          607             81.93
December 2008                             306          64,741,514          8.45       211,574          593             81.18
January 2009                              279          50,969,916          6.65       182,688          598             79.38
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF        AVERAGE        WEIGHTED         WEIGHTED
                                      NUMBER OF                         PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
BACK-END DTI                            LOANS      PRINCIPAL BALANCE     BALANCE      BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

20.00 or Less                             112          16,715,547          2.18       149,246          633             75.80
20.01 - 25.00                             171          25,295,164          3.30       147,925          621             78.79
25.01 - 30.00                             266          43,159,469          5.63       162,254          618             77.65
30.01 - 35.00                             366          65,592,845          8.56       179,215          628             80.71
35.01 - 40.00                             624         115,707,990         15.10       185,429          619             80.49
40.01 - 45.00                             863         179,094,410         23.37       207,525          629             81.74
45.01 - 50.00                           1,205         269,298,549         35.14       223,484          628             82.28
50.01 - 55.00                             248          49,947,446          6.52       201,401          605             76.19
55.01 - 60.00                               9           1,577,048          0.21       175,228          571             79.16
TOTAL                                   3,864         766,388,468        100.00       198,341          624             80.83
--------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                       11

                                                     FREE WRITING PROSPECTUS FOR
                                                      RAMP SERIES 2006-NC2 TRUST
--------------------------------------------------------------------------------

                              JPMORGAN CONTACT LIST

---------------------------------------------------------    -----------------------------------------
            NORTH AMERICAN ABS - HOME EQUITY                           SYNDICATE/SALES DESK
---------------------------------------------------------    -----------------------------------------

ORIGINATION:    Brian Bernard             834-5372             Brian McDonald          834-4154
                Paul White                834-5440             Andy Cherna             834-4154
                Tom Roh                   834-5936             Randall Outlaw          834-4154
                Parissa Monadjemi         834-5727             Melissa Traylor         834-4154
                Swapna Putcha             834-5435
                Kathryn Bauer             834-9986
                Shilla Kim-Parker         834-5006

STRUCTURING:    Alissa Smith              834-5432

    TRADING:    Bob Miller                834-2428
                Raj Kothari               834-3339
                Kevin Lynn                834-5412
                Osmin Rivera              834-2151

RATING AGENCY CONTACT LIST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MOODY'S:                     Wioletta Frankowicz                   212-553-1019
--------------------------------------------------------------------------------
S&P:                         Natalia M. Skuthan                    212-438-8012
--------------------------------------------------------------------------------

             ------------------------------------------------------

                        PLEASE DIRECT ALL QUESTIONS TO THE
                             SYNDICATE DESK (X4-4154)

                                  BRIAN MCDONALD
                                    ANDY CHERNA
                                  RANDALL OUTLAW
                                  MELISSA TRAYLOR

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and
Exchange Commission because they contain important information. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMORGAN [LOGO]

                                       12